                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 5, 2005

                                ----------------

                       ADVANTA BUSINESS RECEIVABLES CORP.,
                                  AS TRANSFEROR
                                  ON BEHALF OF
                       ADVANTA BUSINESS CARD MASTER TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               -------------------

          NEVADA                            333-81788                        23-2852207
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION
       INCORPORATION)                                                         NUMBER)

                       ADVANTA BUSINESS RECEIVABLES CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          NEVADA                            333-81788                        23-2852207
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION
       INCORPORATION)                                                         NUMBER)

        2215 B RENAISSANCE DRIVE, SUITE 5
                LAS VEGAS, NEVADA                                 89119
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 966-4241



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

     This Current Report Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated December 5, 2005, in connection with the issuance of $150,000,000 in initial principal balance of the Advanta Business Card Master Trust AdvantaSeries Class A(2005-A4) Asset Backed Notes (the "Class A(2005-A4) Notes") and $200,000,000 in initial principal balance of its AdvantaSeries Class A(2005-A5) Asset Backed Notes (the "Class A(2005-A5) Notes" and together with the Class A(2005-A4) Notes, the "Issued Notes") on December 6, 2005, in order to file a revised copy of the opinion of McKee Nelson LLP with respect to tax matters attached as an Exhibit hereto. The attached opinion filed as an Exhibit hereto supersedes in its entirety such opinion.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

          (a) Not applicable

          (b) Not applicable

          (c) Not applicable

          (d) Exhibits



Exhibit No.            Description
----------------       -----------------------------------------------------------------------------------

8.1                    Opinion of McKee Nelson LLP with respect to tax matters, dated December 6, 2005.

23.1                   Consent of McKee Nelson LLP (included in opinion filed as Exhibit 8.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 6, 2005

                                     ADVANTA BUSINESS CARD MASTER TRUST

                                     By: Advanta Bank Corp., as attorney-in-fact


                                     By:    /s/ Michael Coco
                                        -----------------------------------
                                     Name:  Michael Coco
                                     Title: Vice President and Treasurer

                                     ADVANTA BUSINESS RECEIVABLES CORP.

                                     By:    /s/ Michael Coco
                                        -----------------------------------
                                     Name:  Michael Coco
                                     Title: President

                                  EXHIBIT INDEX

Exhibit No.            Description
----------------       -----------------------------------------------------------------------------------

8.1                    Opinion of McKee Nelson LLP with respect to tax matters, dated December 6, 2005.

23.1                   Consent of McKee Nelson LLP (included in opinions filed as Exhibit 5.1 and Exhibit 8.1).



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